EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CyberArk Software Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ehud Mokady, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ehud Mokady
Ehud Mokady
Chief Executive Officer, President, Founder and Director

Date: February 27, 2015